                                                                   EXHIBIT 10.3

WHEN RECORDED RETURN TO:
VINSON & ELKINS L.L.P.
First City Tower, Suite 2669
1001 Fannin Street
Houston, TX 77002-6760
Attn: Crystal L. Lightfield



                          (TEXAS OIL & GAS PROPERTIES)
               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT



                                      FROM



                   TESORO EXPLORATION AND PRODUCTION COMPANY,
                                  AS MORTGAGOR



                                       TO



                          STEPHEN H. FIELD, AS TRUSTEE



                               FOR THE BENEFIT OF



              TEXAS COMMERCE BANK NATIONAL ASSOCIATION, AS AGENT,
                                  AS MORTGAGEE

                               TABLE OF CONTENTS


                                   ARTICLE I

                     Grant of Lien and Indebtedness Secured

     Section 1.01       Grant of Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    1
     Section 1.02       Grant of Security Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    3
     Section 1.03       Indebtedness Secured  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 1.04       Fixture Filing, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4
     Section 1.05       Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    4

                                   ARTICLE II

                            Assignment of Production

     Section 2.01       Assignment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 2.02       Rights Under Texas Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5
     Section 2.03       No Modification of Payment Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    5


                                  ARTICLE III

                   Representations, Warranties and Covenants

     Section 3.01       Title . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 3.02       Defend Title  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 3.03       Not a Foreign Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 3.04       Power to Create Lien and Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 3.05       Revenue and Cost Bearing Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Section 3.06       Rentals Paid; Leases in Effect  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Section 3.07       Operation of Mortgaged Property, Etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Section 3.08       Operation By Third Parties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Section 3.09       Abandon, Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Section 3.10       Failure to Perform  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8



                                   ARTICLE IV

                              Rights and Remedies

     Section 4.01       Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Section 4.02       Foreclosure and Sale  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    8
     Section 4.03       Substitute Trustees and Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     Section 4.04       Judicial Foreclosure; Receivership  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    9
     Section 4.05       Foreclosure for Installments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Section 4.06       Separate Sales  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Section 4.07       Possession of Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10
     Section 4.08       Occupancy After Foreclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

     Section 4.09       Remedies Cumulative, Concurrent and Nonexclusive  . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Section 4.10       No Release of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Section 4.11       Release of and Resort to Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Section 4.12       Waiver of Redemption, Notice and Marshalling of Assets, Etc . . . . . . . . . . . . . . . . . . . . .   11
     Section 4.13       Discontinuance of Proceedings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 4.14       Application of Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 4.15       Resignation of Operator . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12
     Section 4.16       INDEMNITY . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12


                                   ARTICLE V

                                  The Trustee

     Section 5.01       Duties, Rights, and Powers of Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Section 5.02       Successor Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   13
     Section 5.03       Retention of Moneys . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14



                                   ARTICLE VI

                                 Miscellaneous

     Section 6.01       Instrument Construed as Mortgage, Etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.02       Release of Mortgage . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.03       Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.04       Successors and Assigns of Parties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.05       Satisfaction of Prior Encumbrance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   14
     Section 6.06       Subrogation of Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.07       Nature of Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.08       Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.09       Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15
     Section 6.10       EXCULPATION PROVISIONS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

     Exhibit A    -     Mortgaged Property

               MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION,
                   SECURITY AGREEMENT AND FINANCING STATEMENT


     This MORTGAGE, DEED OF TRUST, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT AND FINANCING STATEMENT (this "Mortgage") is entered into as of the effective time and date hereinafter stated (the "Effective Date") by TESORO EXPLORATION AND PRODUCTION COMPANY, a Delaware corporation, whose address for notice hereunder is 8700 Tesoro Drive, San Antonio, Texas 78217 ("Mortgagor"), for the benefit of TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association, as Agent for the benefit of the Issuing Banks and the Lenders, with offices and banking quarters at 712 Main Street, Houston, Texas 77002 ("Mortgagee").

                                R E C I T A L S:

     A. On even date herewith, Tesoro Petroleum Corporation (the "Company"), Texas Commerce Bank National Association, individually, as Agent and as an Issuing Bank, Banque Paribas, individually and as an Issuing Bank, and the other financial institutions parties thereto are executing a Credit Agreement (as amended from time to time, the "Credit Agreement").

     B. The Lenders and Issuing Banks have conditioned their obligations under the Credit Agreement upon the execution and delivery by Mortgagor of this Mortgage, and Mortgagor has agreed to enter into this Mortgage.

     C. Therefore, in order to comply with the terms and conditions of the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Mortgagor hereby agrees with Mortgagee as follows:


                                   ARTICLE I

                     Grant of Lien and Indebtedness Secured

     Section 1.01 Grant of Liens. To secure payment of the Indebtedness (as hereinafter defined) and the performance of the covenants and obligations herein contained, Mortgagor does by these presents hereby GRANT, BARGAIN, SELL, ASSIGN, MORTGAGE, TRANSFER and CONVEY unto Stephen H. Field of Houston, Texas, as Trustee, whose address for notice hereunder is 712 Main Street, Houston, Texas 77002 ("Trustee") and Trustee's successors and substitutes in trust hereunder, for the use and benefit of Mortgagee, the real and personal property, rights, titles, interests and estates described in the following paragraphs (a) through (g) (collectively called the "Mortgaged Property"):

     (a) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to the oil and gas leases and/or oil, gas and other mineral leases and other interests and estates and the lands and premises covered or affected thereby which are described on Exhibit A hereto (collectively called the "Hydrocarbon Property") or which Hydrocarbon Property is otherwise referred to herein, and specifically, but without limitation, the undivided interests of Mortgagor which are more particularly described on attached Exhibit A.

     (b) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to (i) the properties now or hereafter pooled or unitized with the Hydrocarbon Property; (ii) all presently existing or future unitization, communitization, pooling agreements and declarations of pooled units and the units created thereby (including, without limitation, all units created under orders, regulations, rules or other official acts of any Federal, State or other governmental body or agency having jurisdiction and any units created solely among working interest owners pursuant to operating agreements or otherwise) which may affect all or any portion of the Hydrocarbon Property including, without limitation, those units which may be described or referred to on attached Exhibit A; (iii) all operating agreements, production sales or other contracts, farmout agreements, farm-in agreements, area of mutual interest agreements, equipment leases and other agreements described or referred to in this Mortgage or which relate to any of the Hydrocarbon Property or interests in the Hydrocarbon Property described or referred to herein or on attached Exhibit A or to the production, sale, purchase, exchange, processing, handling, storage, transporting or marketing of the Hydrocarbons (hereinafter defined) from or attributable to such Hydrocarbon Property or interests; (iv) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Property, the Hydrocarbons, and all books, files, records, magnetic media, computer records, and other forms of recording or obtaining access to such data; and (v) the Hydrocarbon Property described on attached Exhibit A and covered by this Mortgage even though Mortgagor's interests therein be incorrectly described or a description of a part or all of such Hydrocarbon Property or Mortgagor's interests therein be omitted; it being intended by Mortgagor and Mortgagee herein to cover and affect hereby all interests which Mortgagor may now own or may hereafter acquire in and to the Hydrocarbon Property notwithstanding that the interests as specified on Exhibit A may be limited to particular lands, specified depths or particular types of property interests, but specifically excluding other Property outside of those described on Exhibit A hereto and not intended to be part of the Hydrocarbon Property.

     (c) All rights, titles, interests and estates now owned or hereafter acquired by Mortgagor in and to all oil, gas, casinghead gas, condensate, distillate, liquid hydrocarbons, gaseous hydrocarbons and all products refined therefrom and all other minerals (collectively called the "Hydrocarbons") in and under and which may be produced and saved from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein, including all oil in tanks and all rents, issues, profits, proceeds, products, revenues and other income from or attributable to the Hydrocarbon Property, the lands pooled or unitized therewith and Mortgagor's interests therein which are subjected or required to be subjected to the liens and security interests of this Mortgage and including specifically but without limitation all liens and security interests in such Hydrocarbons securing payment of proceeds resulting from the sale of Hydrocarbons.

     (d) All tenements, hereditaments, appurtenances and properties in anywise appertaining, belonging, affixed or incidental to the Hydrocarbon Property, rights, titles, interests and estates described or referred to in paragraphs (a) and (b) above, which are now owned or which may hereafter be acquired by Mortgagor, including, without limitation, any and all property, real or personal, now owned or hereafter acquired and situated upon, used, held for use, or useful in connection with the operating, working or development of any of such Hydrocarbon Property or the lands pooled or unitized therewith (excluding drilling rigs, trucks, automotive equipment or other personal property which may be taken to the premises for the purpose of drilling a well or for other similar temporary uses) and including any and all oil wells, gas wells, injection wells or other wells, buildings, structures, field separators, liquid extraction plants, plant compressors, pumps, pumping units, pipelines, sales and flow lines, gathering systems, field gathering systems, salt water disposal facilities, tanks and tank batteries, fixtures, valves, fittings, machinery and parts, engines, boilers, meters, apparatus, equipment, appliances, tools, implements, cables, wires, towers, casing, tubing and rods, surface leases, rights-of-way, easements, servitudes, licenses and other surface and subsurface rights together with all additions, substitutions, replacements, accessions and attachments to any and all of the foregoing properties.

     (e) Any property that may from time to time hereafter, by delivery or by writing of any kind, be subjected to the lien and security interest hereof by Mortgagor; and the Trustee is hereby authorized to receive the same at any time as additional security hereunder.

     (f) All of the rights, titles and interests of every nature whatsoever now owned or hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests and estates and every part and parcel thereof, including, without limitation, the Hydrocarbon Property rights, titles, interests and estates as the same may be enlarged by the discharge of any payments out of production or by the removal of any charges or Permitted Encumbrances (as hereinafter defined in Section 3.01) to which any of the Hydrocarbon Property rights, titles, interests or estates are subject, or otherwise; all rights of Mortgagor to liens and security interests securing payment of proceeds from the sale of production from the Mortgaged Property, including, but not limited to, those liens and security interests provided in Tex. Bus. & Com. Code Ann. Section 9.319 (Tex. UCC) (Vernon Supp. 1989) ("Section 9.319 Tex. UCC"), as amended from time to time; together with any and all renewals and extensions of any of the Hydrocarbon Property rights, titles, interests or estates; all contracts and agreements supplemental to or amendatory of or in substitution for the contracts and agreements described or mentioned above; and any and all additional interests of any kind hereafter acquired by Mortgagor in and to the Hydrocarbon Property rights, titles, interests or estates.

     (g) All accounts, contract rights, inventory, general intangibles, insurance contracts and insurance proceeds constituting a part of, relating to or arising out of those portions of the Mortgaged Property which are described in paragraphs (a) through (f) above and all proceeds and products of all such portions of the Mortgaged Property and payments in lieu of production (such as "take or pay" payments), whether such proceeds or payments are goods, money, documents, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real property, or other assets.

     Any fractions or percentages specified on attached Exhibit A in referring to Mortgagor's interests are solely for purposes of the warranties made by Mortgagor pursuant to Section 3.01 hereof and shall in no manner limit the quantum of interest affected by this Section 1.01 with respect to any Hydrocarbon Property or with respect to any unit or well identified on said Exhibit A.

     TO HAVE AND TO HOLD the Mortgaged Property unto the Trustee and to his successors and assigns forever to secure the payment of the Indebtedness (hereinafter defined) and to secure the performance of the covenants, agreements, and obligations of the Mortgagor herein contained.

     Section 1.02 Grant of Security Interest. To further secure the Indebtedness, Mortgagor hereby grants to Mortgagee a security interest in and to the Mortgaged Property (whether now or hereafter acquired by operation of law or otherwise) insofar as the Mortgaged Property consists of equipment, accounts, contract rights, general intangibles, insurance contracts, insurance proceeds, inventory, Hydrocarbons, fixtures and any and all other personal property of any kind or character defined in and subject to the provisions of the Texas Business and Commerce Code, Chapters 1 through 9, as presently in effect (the "Texas UCC"), including the proceeds and products from any and all of such personal property. Upon the happening of any of the Events of Default, Mortgagee is and shall be entitled to all of the rights, powers and remedies afforded a secured party by the Texas UCC with reference to the personal property and fixtures in which Mortgagee has been granted a security interest herein, or the Trustee or Mortgagee may proceed as to both the real and personal property covered hereby in accordance with the rights and remedies granted under this Mortgage in respect of the real property covered hereby. Such rights, powers and remedies shall be cumulative and in addition to those granted to the Trustee or Mortgagee under any other provision of this Mortgage or under any other Security

Instrument. Written notice mailed to Mortgagor as provided herein at least fifteen (15) days prior to the date of public sale of any part of the Mortgaged Property which is personal property subject to the provisions of the Texas UCC, or prior to the date after which private sale of any such part of the Mortgaged Property will be made, shall constitute reasonable notice.

     Section 1.03 Indebtedness Secured. This Mortgage is executed and delivered by Mortgagor to secure and enforce the following (the
"Indebtedness"):

     (a) The payment of and performance of any and all indebtedness, obligations and liabilities of Mortgagor pursuant to that certain Guaranty Agreement of even date herewith executed by the Mortgagor, among others, in favor of the Agent, the Issuing Banks and the Lenders (as the same may from time to time be amended, supplemented or otherwise modified, the "Guaranty Agreement"), guaranteeing the prompt and complete payment when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations (as defined in the Guaranty Agreement) including, without limitation, the Notes with final maturity on or before March 31, 1998.

     (b) Any sums which may be advanced or paid by Mortgagee or any Lender under the terms hereof on account of the failure of Mortgagor to comply with the covenants of the Mortgagor contained herein or in the Credit Agreement; and all other indebtedness of Mortgagor arising pursuant to the provisions of this Mortgage.

     Section 1.04 Fixture Filing, Etc. Without in any manner limiting the generality of any of the other provisions of this Mortgage: (i) some portions of the goods described or to which reference is made herein are or are to become fixtures on the land described or to which reference is made herein or on attached Exhibit A; (ii) the security interests created hereby under applicable provisions of the Texas UCC will attach to Hydrocarbons (minerals including oil and gas) or the accounts resulting from the sale thereof at the wellhead or minehead located on the land described or to which reference is made herein; (iii) this Mortgage is to be filed of record in the real estate records as a financing statement, and (iv) Mortgagor is the record owner of the real estate or interests in the real estate comprised of the Mortgaged Property.

     Section 1.05 Defined Terms. Any capitalized term used in this Mortgage and not defined in this Mortgage shall have the meaning assigned to such term in the Credit Agreement.

                                   ARTICLE II

                            Assignment of Production

     Section 2.01 Assignment. Mortgagor has absolutely and unconditionally assigned, transferred, and conveyed, and does hereby absolutely and unconditionally assign, transfer and convey unto Mortgagee, its successors and assigns, all of the Hydrocarbons and all products obtained or processed therefrom, and the revenues and proceeds now and hereafter attributable to the Hydrocarbons and said products and all payments in lieu of the Hydrocarbons such as "take or pay" payments or settlements. The Hydrocarbons and products are to be delivered into pipe lines connected with the Mortgaged Property, or to the purchaser thereof, to the credit of Mortgagee, free and clear of all taxes, charges, costs, and expenses; and all such revenues and proceeds shall be paid directly to Mortgagee, at its banking quarters in Houston, Harris County, Texas with no duty or obligation of any party paying the same to inquire into the rights of Mortgagee to receive the same, what application is made thereof, or as to any other matter. Mortgagor agrees to perform all such acts, and to execute all such further assignments, transfers and division orders, and other instruments as may be required or desired by Mortgagee or any party in order to have said proceeds and revenues so paid to Mortgagee. Mortgagee is fully authorized to receive and receipt for said revenues and proceeds; to endorse and cash any and all checks and drafts payable to the order of Mortgagor or Mortgagee for the account of Mortgagor received from or in connection with said revenues or proceeds and to hold the proceeds thereof in a bank account as additional collateral securing the Indebtedness; and to execute transfer and division orders in the name of Mortgagor, or otherwise, with warranties binding Mortgagor. All proceeds received by the Mortgagee pursuant to this assignment shall be applied as provided in the Credit Agreement, or after the occurrence and during the continuance of an Event of Default, the Mortgagee may in its sole discretion apply the proceeds as provided in Section 4.13 hereof. Mortgagee shall not be liable for any delay, neglect, or failure to effect collection of any proceeds or to take any other action in connection therewith or hereunder; but Mortgagee shall have the right, at its election, in the name of Mortgagor or otherwise, to prosecute and defend any and all actions or legal proceedings deemed advisable by Mortgagee in order to collect such funds and to protect the interests of Mortgagee, and/or Mortgagor, with all costs, expenses and attorneys' fees incurred in connection therewith being paid by Mortgagor. Mortgagor hereby appoints Mortgagee as its attorney-in-fact to pursue any and all rights of Mortgagor to liens on and security interests in the Hydrocarbons securing payment of proceeds of runs attributable to the Hydrocarbons. In addition to the rights granted to Trustee and/or Mortgagee in Section 1.01 (c) of this Mortgage, Mortgagor hereby further transfers and assigns to Mortgagee any and all such liens, security interests, financing statements or similar interests of Mortgagor attributable to its interest in the Hydrocarbons and proceeds of runs therefrom arising under or created by said statutory provision, judicial decision or otherwise. The power of attorney granted to Mortgagee in this paragraph, being coupled with an interest, shall be irrevocable so long as the Indebtedness or any part thereof remains unpaid.

     Section 2.02 Rights Under Texas Act. Mortgagor hereby grants, sells, assigns, sets over and mortgages unto Mortgagee during the term hereof, all of Mortgagor's rights and interests pursuant to the provisions of Section
9.319 Tex. UCC, hereby vesting in Mortgagee all of Mortgagor's rights as an interest owner to the continuing security interest in and lien upon the Mortgaged Property.

     Section 2.03 No Modification of Payment Obligations. Nothing herein contained shall modify or otherwise alter the obligation of Mortgagor to make prompt payment of all principal and interest owing on the Indebtedness when and as the same become due regardless of whether the proceeds of the Hydrocarbons are sufficient to pay the same and the rights provided in accordance with the foregoing assignment provision shall be cumulative of all other security of any and every character now or hereafter existing to secure payment of the Indebtedness.


                                  ARTICLE III

                   Representations, Warranties and Covenants

     Mortgagor hereby represents, warrants and covenants as follows:

     Section 3.01 Title. To the extent of the undivided interests specified on attached Exhibit A, Mortgagor has good and indefeasible title to and is possessed of the Mortgaged Property. The Mortgaged Property is free of any and all Liens (as defined in the Credit Agreement) except Liens allowed by
Section 5.04(b) of the Credit Agreement and Liens described on Exhibit A hereto (collectively, the "Permitted Encumbrances").

     Section 3.02 Defend Title. This Mortgage is, and always will be kept, a direct first lien and security interest upon the Mortgaged Property subject only to the Permitted Encumbrances and Mortgagor will not create or suffer to be created or permit to exist any lien, security interest or charge prior or junior to or on a parity with the lien and security interest of this Mortgage upon the Mortgaged Property or any part thereof or upon the rents, issues, revenues, profits and other income therefrom. Mortgagor will warrant and defend the title to the Mortgaged Property against the claims and demands of all other persons whomsoever and will maintain and preserve the lien created hereby so long as any of the Indebtedness secured hereby remains unpaid.
Should an adverse claim be made against or a cloud develop upon the title to any part of the Mortgaged Property, Mortgagor agrees it will immediately defend against such adverse claim or take appropriate action to remove such cloud at Mortgagor's cost and expense, and Mortgagor further agrees that the Trustee and/or Mortgagee may take such other action as they deem advisable to protect and preserve their interests in the Mortgaged Property, and in such event Mortgagor will indemnify the Trustee and Mortgagee against any and all cost, attorney's fees and other expenses which they may incur in defending against any such adverse claim or taking action to remove any such cloud.

     Section 3.03 Not a Foreign Person. Mortgagor is not a "foreign person" within the meaning of the Internal Revenue Code of 1986, as amended (hereinafter called the "Code"), Sections 1445 and 7701 (i.e. Mortgagor is not a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate as those terms are defined in the Code and any regulations promulgated thereunder).

     Section 3.04 Power to Create Lien and Security. The Mortgagor has full power and lawful authority to grant, bargain, sell, assign, transfer, mortgage, and convey a security interest in all of the Mortgaged Property in the manner and form herein provided and without obtaining the authorization, approval, consent or waiver of any lessor, sublessor, Governmental Authority or other party or parties whomsoever.

     Section 3.05 Revenue and Cost Bearing Interest. Mortgagor's ownership of the Hydrocarbon Property and the undivided interests therein as specified on attached Exhibit A will, after giving full effect to all Permitted Encumbrances, afford Mortgagor not less than those net interests in the production from or which is allocated to such Hydrocarbon Property specified as "Net Revenue Interest" on attached Exhibit A (expressed as a fraction, percentage or decimal) and will cause Mortgagor to bear not more than that portion, specified as "Working Interest" on attached Exhibit A (expressed as a fraction, percentage or decimal), of the costs of drilling, developing and operating the wells identified on Exhibit A.

     Section 3.06 Rentals Paid; Leases in Effect. All rentals and royalties due and payable in accordance with the terms of any leases or subleases comprising a part of the Hydrocarbon Property have been duly paid or provided for and all leases or subleases comprising a part of the Hydrocarbon Property are in full force and effect.

     Section 3.07 Operation of Mortgaged Property, Etc. Except as provided in Section 3.08 Mortgagor will promptly pay and discharge all rentals, delay rentals, royalties and indebtedness accruing under, and perform or cause to be performed each and every act, matter or thing required by, each and all of the assignments, deeds, leases, sub-leases, contracts and agreements described or referred to herein or affecting Mortgagor's interests in the Mortgaged Property, and will do all other things necessary to keep unimpaired Mortgagor's rights with respect thereto and prevent any forfeiture thereof or default thereunder. The Mortgaged Property (and properties unitized therewith) has been maintained, operated and developed in a good and workmanlike manner and in conformity with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity with the provisions of all leases, subleases or other contracts comprising a part of the Hydrocarbon Property and other contracts and agreements forming a part of the Mortgaged Property; specifically in this connection, (i) after the Effective Date no Mortgaged Property is subject to having allowable production reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the Effective Date and (ii) none of the wells comprising a part of the Mortgaged Property (or properties unitized therewith) are deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, in fact, bottomed under and are producing from, and the well bores are wholly within, the Mortgaged Property (or, in the case of wells located on properties unitized therewith, such unitized properties). Mortgagor will operate the Mortgaged Property in a careful and efficient manner in accordance with the practices of the industry and in compliance with all applicable contracts and agreements and in compliance with all applicable proration and conservation laws of the jurisdiction in which the Mortgaged Property is situated, and all applicable laws, rules and regulations of every other agency and authority from time to time constituted to regulate the development and operation of the Mortgaged Property and the production and sale of Hydrocarbons and other minerals therefrom. Mortgagor will do or cause to be done such development work as may be reasonably necessary to the prudent and economical operation of the Mortgaged Property in accordance with the most approved practices of operators in the industry, including all to be done that may be appropriate to protect from diminution the productive capacity of the Mortgaged Property and each producing well thereon including, without limitation, cleaning out and reconditioning each well from time to time, plugging and completing at a different level each such well, drilling a substitute well to conform to changed spacing regulations and to protect the Mortgaged Property against drainage whenever and as often as is necessary.

     Section 3.08 Operation By Third Parties. All or portions of the Mortgaged Property may be comprised of interests in the Hydrocarbon Property which are other than working interests or which may be operated by a party or parties other than Mortgagor and with respect to all or any such interests and properties as may be comprised of interests other than working interests or which may be operated by parties other than Mortgagor, Mortgagor's covenants as expressed in this Article III are modified to require that Mortgagor use its best efforts to obtain compliance with such covenants by the working interest owners or the operator or operators of such leases or properties.

     Section 3.09 Abandon, Sales. The Mortgagor will not sell, lease, assign, transfer or otherwise dispose or abandon any of the Mortgaged Property except as permitted by the Credit Agreement.

     Section 3.10 Failure to Perform. The Mortgagor agrees that if the Mortgagor fails to perform any act or to take any action which the Mortgagor is required to perform or take hereunder or pay any money which the Mortgagor is required to pay hereunder, each of the Mortgagee and the Trustee in the Mortgagor's name or its or their own name may, but shall not be obligated to, perform or cause to perform such act or take such action or pay such money, and any expenses so incurred by either of them and any money so paid by either of them shall be a demand obligation owing by the Mortgagor to the Mortgagee or the Trustee, as the case may be, and each of the Mortgagee and the Trustee, upon making such payment, shall be subrogated to all of the rights of the Person receiving such payment. Each amount due and owing by Mortgagor to each of the Mortgagee and the Trustee pursuant to this Mortgage shall bear interest from the date of such expenditure or payment or other occurrence which gives rise to such amount being owed to such Person until paid at the rate for overdue principal and interest set forth in Section 2.06(c) of the Credit Agreement (the "Post-Default Rate"), and all such amounts together with such interest thereon shall be a part of the Indebtedness described in Section 1.03 hereof.

                                   ARTICLE IV

                              Rights and Remedies

     Section 4.01 Event of Default. An "Event of Default" under the Credit Agreement shall be an Event of Default under this Mortgage.

     Section 4.02 Foreclosure and Sale. If an Event of Default shall occur and be continuing after any applicable notice and cure period provided for in the Credit Agreement, Mortgagee shall have the right and option to proceed with foreclosure by directing the Trustee, or his successors or substitutes in trust, to proceed with foreclosure and to sell, to the extent permitted by law, all or any portion of the Mortgaged Property at one or more sales, as an entirety or in parcels, at such place or places in otherwise such manner and upon such notice as may be required by law, or, in the absence of any such requirement, as the Mortgagee may deem appropriate, and to make conveyance to the purchaser or purchasers. Where the Mortgaged Property is situated in more than one county, notice as above provided shall be posted and filed in all such counties (if such notices are required by law), and all such Mortgaged Property may be sold in any such county and any such notice shall designate the county where such Mortgaged Property is to be sold. Nothing contained in this Section 4.02 shall be construed so as to limit in any way the Trustee's rights to sell the Mortgaged Property, or any portion thereof, by private sale if, and to the extent that, such private sale is permitted under the laws of the applicable jurisdiction or by public or private sale after entry of a judgment by any court of competent jurisdiction so ordering. Mortgagor hereby irrevocably appoints the Trustee to be the attorney of Mortgagor and in the name and on behalf of Mortgagor to execute and deliver any deeds, transfers, conveyances, assignments, assurances and notices which Mortgagor ought to execute and deliver and do and perform any and all such acts and things which Mortgagor ought to do and perform under the covenants herein contained and generally, to use the name of Mortgagor in the exercise of all or any of the powers hereby conferred on the Trustee. At any such sale: (i) whether made under the power herein contained or any other legal enactment, or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to have physically present, or to have constructive possession of, the Mortgaged Property (Mortgagor hereby covenanting and agreeing to deliver to Trustee any portion of the Mortgaged Property not actually or constructively possessed by Trustee immediately upon demand by Trustee) and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if the same had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title, binding upon Mortgagor and its successors and assigns, (iii) each and every recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including, without limitation, nonpayment of the Indebtedness, advertisement and conduct of such sale in the manner provided herein and otherwise by law and appointment of any successor Trustee hereunder, (iv) any and all prerequisites to the validity thereof shall be conclusively presumed to have been performed,
(v) the receipt of Trustee or of such other party or officer making the sale shall be a sufficient discharge to the purchaser or purchasers for its purchase money and no such purchaser or purchasers, or its assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money, or be in any way answerable for any loss, misapplication or nonapplication thereof, (vi) to the fullest extent permitted by law, Mortgagor shall be completely and irrevocably divested of all of its right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Mortgagor, and against any and all other persons claiming or to claim the property sold or any part thereof, by, through or under Mortgagor, and (vii) to the extent and under such circumstances as are permitted by law, Mortgagee may be a purchaser at any such sale, and shall have the right, after paying or accounting for all costs of said sale or sales, to credit the amount of the bid upon the amount of the Indebtedness (in the order of priority set forth in Section 4.13 hereof) in lieu of cash payment.

     Section 4.03 Substitute Trustees and Agents. The Trustee or his successor or substitute may appoint or delegate any one or more persons as agent to perform any act or acts necessary or incident to any sale held by Trustee, including the posting of notices and the conduct of sale, but in the name and on behalf of Trustee, his successor or substitute. If Trustee or his successor or substitute shall have given notice of sale hereunder, any successor or substitute trustee thereafter appointed may complete the sale and the conveyance of the property pursuant thereto as if such notice had been given by the successor or substitute trustee conducting the sale.

     Section 4.04 Judicial Foreclosure; Receivership. If any of the Indebtedness shall become due and payable and shall not be promptly paid, the Trustee or Mortgagee shall have the right and power to proceed by a suit or suits in equity or at law, whether for the specific performance of any covenant or agreement herein contained or in aid of the execution of any power herein granted, or for any foreclosure hereunder or for the sale of the Mortgaged Property under the judgment or decree of any court or courts of competent jurisdiction, or for the appointment of a receiver pending any foreclosure hereunder or the sale of the Mortgaged Property under the order of a court or courts of competent jurisdiction or under executory or other legal process, or for the enforcement of any other appropriate legal or equitable remedy. Any money advanced by the Trustee and/or Mortgagee in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from the date of making such advance by the Trustee and/or Mortgagee until paid at the Post Default Rate.

     Section 4.05 Foreclosure for Installments. Mortgagee shall also have the option to proceed with foreclosure in satisfaction of any installments of the Indebtedness which have not been paid when due either through the courts or by directing the Trustee or his successors in trust to proceed with foreclosure in satisfaction of the matured but unpaid portion of the Indebtedness as if under a full foreclosure, conducting the sale as herein provided and without declaring the entire principal balance and accrued interest due; such sale may be made subject to the unmatured portion of the Indebtedness, and any such sale shall not in any manner affect the unmatured portion of the Indebtedness, but as to such unmatured portion of the Indebtedness this Mortgage shall remain in full force and effect just as though no sale had been made hereunder. It is further agreed that several sales may be made hereunder without exhausting the right of sale for any unmatured part of the Indebtedness, it being the purpose hereof to provide for a foreclosure and sale of the security for any matured portion of the Indebtedness without exhausting the power to foreclose and sell the Mortgaged Property for any subsequently maturing portion of the Indebtedness.

     Section 4.06 Separate Sales The Mortgaged Property may be sold in one or more parcels and in such manner and order as Mortgagee, in its sole discretion, may elect, it being expressly understood and agreed that the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

     Section 4.07 Possession of Mortgaged Property. Mortgagor agrees to the full extent that it lawfully may, that, in case one or more of the Events of Default shall have occurred and shall not have been remedied, then, and in every such case, the Trustee or Mortgagee shall have the right and power to enter into and upon and take possession of all or any part of the Mortgaged Property in the possession of Mortgagor, its successors or assigns, or its or their agents or servants, and may exclude Mortgagor, its successors or assigns, and all persons claiming under Mortgagor, and its or their agents or servants wholly or partly therefrom; and, holding the same, the Trustee may use, administer, manage, operate and control the Mortgaged Property and conduct the business thereof to the same extent as Mortgagor, its successors or assigns, might at the time do and may exercise all rights and powers of Mortgagor, in the name, place and stead of Mortgagor, or otherwise as the Trustee shall deem best. All costs, expenses and liabilities of every character incurred by the Trustee and/or Mortgagee in administering, managing, operating, and controlling the Mortgaged Property shall constitute a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the Trustee and/or Mortgagee and shall bear interest from date of expenditure until paid at the Post Default Rate, all of which shall constitute a portion of the Indebtedness and shall be secured by this Mortgage and all other Security Instruments.

     Section 4.08 Occupancy After Foreclosure. In the event there is a foreclosure sale hereunder and at the time of such sale Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other person claiming any interest in the Mortgaged Property by, through or under Mortgagor, are occupying or using the Mortgaged Property or any part thereof, each and all shall immediately become the tenant of the purchaser at such sale, which tenancy shall be a tenancy from day to day, terminable at the will of either the landlord or tenant, or at a reasonable rental per day based upon the value of the property occupied, such rental to be due daily to the purchaser; to the extent permitted by applicable law, the purchaser at such sale shall, notwithstanding any language herein apparently to the contrary, have the sole option to demand immediate possession following the sale or to permit the occupants to remain as tenants at will. In the event the tenant fails to surrender possession of said property upon demand, the purchaser shall be entitled to institute and maintain a summary action for possession of the Mortgaged Property (such as an action for forcible entry and detainer) in any court having jurisdiction.

     Section 4.09       Remedies Cumulative, Concurrent and Nonexclusive.
Every right, power and remedy herein given to the Trustee or Mortgagee shall be cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing in equity, at law or by statute (including specifically those granted by the Texas UCC and applicable to the Mortgage Property or any portion thereof) each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and so often and in such order as may be deemed expedient by the Trustee or Mortgagee, and the exercise, or the beginning of the exercise, of any such right, power or remedy shall not be deemed a waiver of the right to exercise, at the same time or thereafter any other right, power or remedy. No delay or omission by the Trustee or Mortgagee in the exercise of any right, power or remedy shall impair any such right, power or remedy or operate as a waiver thereof or of any other right, power or remedy then or thereafter existing.

     Section 4.10 No Release of Obligations. Neither Mortgagor, any guarantor nor any other person hereafter obligated for payment of all or any part of the Indebtedness shall be relieved of such obligation by reason of (a) the failure of Trustee to comply with any request of Mortgagor, or any guarantor or any other person so obligated to foreclose the lien of this Mortgage or to enforce any provision hereunder or under the Credit Agreement;
(b) the release, regardless of consideration, of the Mortgaged Property or any portion thereof or interest therein or the addition of any other property to the Mortgaged Property; (c) any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending, renewing, rearranging or in any other way modifying the terms of this Mortgage without first having obtained the consent of, given notice to or paid any consideration to Mortgagor, any guarantor or such other person, and in such event Mortgagor, guarantor and all such other persons shall continue to be liable to make payment according to the terms of any such extension or modification agreement unless expressly released and discharged in writing by Mortgagee; or (d) by any other act or occurrence save and except the complete payment of the Indebtedness and the complete fulfillment of all obligations hereunder or under the Credit Agreement.

     Section 4.11 Release of and Resort to Collateral. Mortgagee may release, regardless of consideration, any part of the Mortgaged Property without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interest created in or evidenced by this Mortgage or its stature as a first and prior lien and security interest in and to the Mortgaged Property, and without in any way releasing or diminishing the liability of any person or entity liable for the repayment of the Indebtedness. For payment of the Indebtedness, Mortgagee may resort to any other security therefor held by Mortgagee or Trustee in such order and manner as Mortgagee may elect.

     Section 4.12 Waiver of Redemption, Notice and Marshalling of Assets, Etc. To the fullest extent permitted by law, Mortgagor hereby irrevocably and unconditionally waives and releases (a) all benefits that might accrue to Mortgagor by virtue of any present or future moratorium law or other law exempting the Mortgaged Property from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment; (b) except as provided in the Credit Agreement, all notices of any Event of Default or of Mortgagee's intention to accelerate maturity of the Indebtedness or of Trustee's election to exercise or his actual exercise of any right, remedy or recourse provided for hereunder or under the Credit Agreement; and (c) any right to a marshalling of assets or a sale in inverse order of alienation. If any law referred to in this Mortgage and now in force, of which Mortgagor or its successor or successors might take advantage despite the provisions hereof, shall hereafter be repealed or cease to be in force, such law shall thereafter be deemed not to constitute any part of the contract herein contained or to preclude the operation or application of the provisions hereof.

     Section 4.13 Discontinuance of Proceedings In case Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted hereunder or under the Credit Agreement and shall thereafter elect to discontinue or abandon same for any reason, Mortgagee shall have the unqualified right so to do and, in such an event, Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness this Mortgage, the Credit Agreement, the Mortgaged Property and otherwise, and the rights, remedies, recourses and powers of Mortgagee shall continue as if same had never been invoked.

     Section 4.14 Application of Proceeds. The proceeds of any sale of the Mortgaged Property or any part thereof and all other monies received by the Trustee in any proceedings for the enforcement hereof, whose application has not elsewhere herein been specifically provided for, shall be applied:

     (a) first, to the payment of all expenses incurred by the Trustee or Mortgagee incident to the enforcement of this Mortgage, the Credit Agreement or any of the Indebtedness (including, without limiting the generality of the foregoing, expenses of any entry or taking of possession, of any sale, of advertisement thereof, and of conveyances, and court costs, compensation of agents and employees, and legal fees), and to the payment of all other charges, expenses, liabilities and advances incurred or made by the Trustee or Mortgagee under this Mortgage or in executing any trust or power hereunder;

     (b) second to payment of the Indebtedness in such order and manner as Mortgagee may elect; and

     (c) third, to Mortgagor; or as otherwise required by any Governmental Requirement.

     Section 4.15 Resignation of Operator. In addition to all rights and remedies under this Mortgage, at law and in equity, if any Event of Default shall occur and Trustee or the Mortgagee shall exercise any remedies under this Mortgage with respect to any portion of the Mortgaged Property (or Mortgagor shall transfer any Mortgaged Property "in lieu of" foreclosure), the Mortgagee or the Trustee shall have the right to request that any operator of any Mortgaged Property, to the extent such operator is either Mortgagor or any Affiliate of Mortgagor, resign as operator under the joint operating agreement applicable thereto, and no later than 60 days after receipt by Mortgagor of any such request, Mortgagor shall resign (or cause such other party to resign) as operator of such Mortgaged Property.

     Section 4.16 INDEMNITY. IN CONNECTION WITH ANY ACTION TAKEN BY THE TRUSTEE AND/OR MORTGAGEE PURSUANT TO THIS MORTGAGE, THE TRUSTEE AND/OR MORTGAGEE AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, REPRESENTATIVES, AGENTS, ATTORNEYS, ACCOUNTANTS AND EXPERTS ("INDEMNIFIED PARTIES") SHALL NOT BE LIABLE FOR ANY LOSS SUSTAINED BY MORTGAGOR RESULTING FROM AN ASSERTION THAT MORTGAGEE HAS RECEIVED FUNDS FROM THE PRODUCTION OF HYDROCARBONS CLAIMED BY THIRD PERSONS OR ANY ACT OR OMISSION OF ANY INDEMNIFIED PARTY IN ADMINISTERING, MANAGING, OPERATING OR CONTROLLING THE MORTGAGED PROPERTY INCLUDING SUCH LOSS WHICH MAY RESULT FROM THE ORDINARY NEGLIGENCE OF AN INDEMNIFIED PARTY UNLESS SUCH LOSS IS CAUSED BY THE WILLFUL MISCONDUCT OR BAD FAITH OF AN INDEMNIFIED PARTY, NOR SHALL THE TRUSTEE AND/OR MORTGAGEE BE OBLIGATED TO PERFORM OR DISCHARGE ANY OBLIGATION, DUTY OR LIABILITY OF MORTGAGOR. MORTGAGOR SHALL AND DOES HEREBY AGREE TO INDEMNIFY EACH INDEMNIFIED PARTY FOR, AND TO HOLD EACH INDEMNIFIED PARTY HARMLESS FROM, ANY AND ALL LIABILITY, LOSS OR DAMAGE WHICH MAY OR MIGHT BE INCURRED BY ANY INDEMNIFIED PARTY BY REASON OF THIS MORTGAGE OR THE EXERCISE OF RIGHTS OR REMEDIES HEREUNDER; SHOULD THE TRUSTEE AND/OR MORTGAGEE MAKE ANY EXPENDITURE ON ACCOUNT OF ANY SUCH LIABILITY, LOSS OR DAMAGE, THE AMOUNT THEREOF, INCLUDING COSTS, EXPENSES AND REASONABLE ATTORNEYS' FEES, SHALL BE A DEMAND OBLIGATION (WHICH OBLIGATION MORTGAGOR HEREBY EXPRESSLY PROMISES TO PAY) OWING BY MORTGAGOR TO THE TRUSTEE AND/OR MORTGAGEE AND SHALL BEAR INTEREST FROM THE DATE EXPENDED UNTIL PAID AT THE POST-DEFAULT RATE, SHALL BE A PART OF THE INDEBTEDNESS AND SHALL BE SECURED BY THIS MORTGAGE AND ANY OTHER SECURITY INSTRUMENT. THE LIABILITIES OF THE MORTGAGOR AS SET FORTH IN THIS SECTION 4.15 SHALL SURVIVE THE TERMINATION OF THIS MORTGAGE.


                                   ARTICLE V

                                  The Trustee

     Section 5.01 Duties, Rights, and Powers of Trustee. It shall be no part of the duty of the Trustee to see to any recording, filing or registration of this Mortgage or any other instrument in addition or supplemental thereto, or to give any notice thereof, or to see to the payment of or be under any duty in respect of any tax or assessment or other governmental charge which may be levied or assessed on the Mortgaged Property, or any part thereof, or against Mortgagor, or to see to the performance or observance by Mortgagor of any of the covenants and agreements contained herein. The Trustee shall not be responsible for the execution, acknowledgment or validity of this Mortgage or of any instrument in addition or supplemental hereto or for the sufficiency of the security purported to be created hereby, and makes no representation in respect thereof or in respect of the rights of Mortgagee. The Trustee shall have the right to advise with counsel upon any matters arising hereunder and shall be fully protected in relying as to legal matters on the advice of counsel. The Trustee shall not incur any personal liability hereunder except for Trustee's own willful misconduct; and the Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by him hereunder, believed by him in good faith to be genuine.

     Section 5.02 Successor Trustee. The Trustee may resign by written notice addressed to Mortgagee or be removed at any time with or without cause by an instrument in writing duly executed on behalf of Mortgagee. In case of the death, resignation or removal of the Trustee, a successor trustee may be appointed by Mortgagee by instrument of substitution complying with any applicable requirements of law, or, in the absence of any such requirement, without other formality than appointment and designation in writing. Written notice of such appointment and designation shall be given by Mortgagee to Mortgagor, but the validity of any such appointment shall not be impaired or affected by failure to give such notice or by any defect therein. Such appointment and designation shall be full evidence of the right and authority to make the same and of all the facts therein recited, and, upon the making of any such appointment and designation, this Mortgage shall vest in the successor trustee all the estate and title in and to all of the Mortgaged Property, and the successor trustee shall thereupon succeed to all of the rights, powers, privileges, immunities and duties hereby conferred upon the Trustee named herein, and one such appointment and designation shall not exhaust the right to appoint and designate a successor trustee hereunder but such right may be exercised repeatedly as long as any Indebtedness remains unpaid hereunder. To facilitate the administration of the duties hereunder, Mortgagee may appoint multiple trustees to serve in such capacity or in such jurisdictions as Mortgagee may designate.

     Section 5.03 Retention of Moneys. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by him hereunder.


                                   ARTICLE VI

                                 Miscellaneous

     Section 6.01 Instrument Construed as Mortgage, Etc. With respect to any portions of the Mortgaged Property located in any state or other jurisdiction the laws of which do not provide for the use or enforcement of a deed of trust or the office, rights and authority of the Trustee as herein provided, the general language of conveyance hereof to the Trustee is intended and the same shall be construed as words of mortgage unto and in favor of Mortgagee and the rights and authority granted to the Trustee herein may be enforced and asserted by Mortgagee in accordance with the laws of the jurisdiction in which such portion of the Mortgaged Property is located and the same may be foreclosed at the option of Mortgagee as to any or all such portions of the Mortgaged Property in any manner permitted by the laws of the jurisdiction in which such portions of the Mortgaged Property is situated.
This Mortgage may be construed as a mortgage, deed of trust, chattel mortgage, conveyance, assignment, security agreement, pledge, financing statement, hypothecation or contract, or any one or more of them, in order fully to effectuate the lien hereof and the purposes and agreements herein set forth.

     Section 6.02 Release of Mortgage. If all Indebtedness secured hereby shall be paid and the Credit Agreement terminated, Mortgagee shall forthwith cause satisfaction and discharge of this Mortgage to be entered upon the record at the expense of Mortgagor and shall execute and deliver or cause to be executed and delivered such instruments of satisfaction and reassignment as may be appropriate. Otherwise, this Mortgage shall remain and continue in full force and effect.

     Section 6.03 Severability. If any provision hereof is invalid or unenforceable in any jurisdiction, the other provisions hereof shall remain in full force and effect in such jurisdiction and the remaining provisions hereof shall be liberally construed in favor of the Trustee and Mortgagee in order to effectuate the provisions hereof, and the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of any such provision in any other jurisdiction.

     Section 6.04 Successors and Assigns of Parties. The term "Mortgagee" as used herein shall mean and include any legal owner, holder, assignee or pledgee of any of the Indebtedness secured hereby. The terms used to designate Trustee, Mortgagee and Mortgagor shall be deemed to include the respective heirs, legal representatives, successors and assigns of such parties.

     Section 6.05 Satisfaction of Prior Encumbrance. To the extent that proceeds of the Credit Agreement are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Mortgaged Property, such proceeds have been advanced by Mortgagee at Mortgagor's request, and Mortgagee shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such other indebtedness by Mortgagee, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     Section 6.06 Subrogation of Trustee. This Mortgage is made with full substitution and subrogation of the Trustee and his successors in this trust and his and their assigns in and to all covenants and warranties by others heretofore given or made in respect of the Mortgaged Property or any part thereof.

     Section 6.07 Nature of Covenants. The covenants and agreements herein contained shall constitute covenants running with the land and interests covered or affected hereby and shall be binding upon the heirs, legal representatives, successors and assigns of the parties hereto.

     Section 6.08 Notices. All notices, requests, consents, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by registered or certified United States mail, postage prepaid, or by personal service (including express or courier service) at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery at the address and in the manner provided herein, upon receipt; provided that, service of notice as required by the laws of any state in which portions of the Mortgaged Property may be situated shall for all purposes be deemed appropriate and sufficient with the giving of such notice.

     Section 6.09 Counterparts. This Mortgage is being executed in several counterparts, all of which are identical, except that to facilitate recordation, if the Mortgaged Property is situated in more than one county, only those portions of the description of the Mortgaged Property attached hereto as Exhibit A located in the county in which a particular counterpart is recorded shall be attached hereto. A complete Exhibit A will be attached to that certain counterpart to be attached to a Financing Statement and filed with the Secretary of State of Texas in the Uniform Commercial Code Records. Each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.

     SECTION 6.10 EXCULPATION PROVISIONS. EACH OF THE PARTIES HERETO SPECIFICALLY AGREES THAT IT HAS A DUTY TO READ THIS MORTGAGE; AND AGREES THAT IT IS CHARGED WITH NOTICE AND KNOWLEDGE OF THE TERMS OF THIS MORTGAGE; THAT IT HAS IN FACT READ THIS MORTGAGE AND IS FULLY INFORMED AND HAS FULL NOTICE AND KNOWLEDGE OF THE TERMS, CONDITIONS AND EFFECTS OF THIS MORTGAGE; THAT IT HAS BEEN REPRESENTED BY LEGAL COUNSEL OF ITS CHOICE THROUGHOUT THE NEGOTIATIONS PRECEDING ITS EXECUTION OF THIS MORTGAGE; AND HAS RECEIVED THE ADVICE OF ITS ATTORNEY IN ENTERING INTO THIS MORTGAGE; AND THAT IT RECOGNIZES THAT CERTAIN OF THE TERMS OF THIS MORTGAGE RESULT IN ONE PARTY ASSUMING THE LIABILITY INHERENT IN SOME ASPECTS OF THE TRANSACTION AND RELIEVING THE OTHER PARTY OF ITS RESPONSIBILITY FOR SUCH LIABILITY. EACH PARTY HERETO AGREES AND COVENANTS THAT IT WILL NOT CONTEST THE VALIDITY OR ENFORCEABILITY OF ANY EXCULPATORY PROVISION OF THIS MORTGAGE ON THE BASIS THAT THE PARTY HAD NO NOTICE OR KNOWLEDGE OF SUCH PROVISION OR THAT THE PROVISION IS NOT "CONSPICUOUS."

     WITNESS THE EXECUTION HEREOF, this 19th day of April, 1994, to be effective as of the 20th day of April, 1994 (the "Effective Date").


                                     MORTGAGOR:


                                     TESORO EXPLORATION AND PRODUCTION COMPANY


                                     By:  /s/ William T. VanKleef
                                          -------------------------
                                     Name: William T. VanKleef
                                     Title: Vice President and Treasurer




The name and address of the Debtor/Mortgagor is:

     TESORO EXPLORATION AND
       PRODUCTION COMPANY
     8700 Tesoro Drive
     San Antonio, Texas  78217

The name and address of the Secured Party/Mortgagee is:

     TEXAS COMMERCE BANK
       NATIONAL ASSOCIATION, AS AGENT
     712 Main Street
     Houston, Texas  77002

THE STATE OF TEXAS                             )
                                               )
COUNTY  OF  HARRIS                             )


     THIS INSTRUMENT was acknowledged before me on April 19, 1994 by William T. VanKleef, Vice President and Treasurer of Tesoro Exploration and Production Company, a Delaware corporation, on behalf of such corporation.



                                                /s/ Anne A. Griffin
                                               --------------------
                                               Notary Public in and for the
                                               State of TEXAS

                              FINANCING STATEMENT

This Financing Statement is presented to a Filing Officer for filing pursuant to the Uniform Commercial Code.

1.   The name and address of the Debtor is:

     TESORO EXPLORATION AND PRODUCTION COMPANY
     8700 Tesoro Drive
     San Antonio, Texas  78217

2.   The name and address of Secured Party is:

     TEXAS COMMERCE BANK NATIONAL ASSOCIATION, as Agent
     712 Main Street
     Houston, Texas  77002

3.   This Financing Statement covers the following Collateral:

     All of Debtor's rights, titles and interests in and to the accounts, equipment, goods, fixtures, general intangibles, inventory and any and all other personal property of any kind or character described in and covered by the Mortgage, Deed of Trust, Assignment of Production, Security Agreement and Financing Statement from Debtor to the Trustee named therein and Secured Party, a copy of which instrument is attached hereto as Exhibit "A" and made a part hereof for all purposes, and the proceeds and products of such personal property.

                                           DEBTOR:

                                           TESORO EXPLORATION AND
                                           PRODUCTION COMPANY


                                           By: /s/ William T. VanKleef
                                              -------------------------
                                           Name: William T. VanKleef
                                           Title: Vice President and Treasurer